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                                                                   Exhibit 10(o)

                             OGLEBAY NORTON COMPANY
               EXCESS AND TRA SUPPLEMENTAL BENEFIT RETIREMENT PLAN
                          (January 1, 1991 Restatement)

                           WHEREAS, Oglebay Norton Company maintains an excess
benefit retirement plan, made effective as of January 1, 1976, for the purpose of supplementing the retirement benefits of certain salaried employees eligible to participate in accordance with its terms, as permitted by Section 3(36) of the Employee Retirement Income Security act of 1974, as amended (the "Act"); and

                           WHEREAS, it is desired to amend and restate in its
entirety said plan for the purpose of providing other supplemental retirement benefits on an unfunded basis to a select group of management or highly compensated employees eligible to participate in accordance with the terms hereof, as contemplated by Section 201(2) of the Act;

                           NOW, THEREFORE, said excess benefit retirement plan
is hereby amended and restated, effective January 1, 1991, to provide as follows:

                                    ARTICLE I
                                    ---------

                                   DEFINITIONS
                                   -----------

                           For the purposes hereof, the following words and
phrases shall have the meanings indicated:

                           1. The "Plan" shall mean the plan as set forth
herein, together with all amendments hereto, which for periods on or after January 1, 1991, shall be called the "Oglebay Norton Company Excess and TRA Supplemental


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Benefit Retirement Plan" and for periods prior to such date was called the
"Oglebay Norton Company Excess Benefit Retirement Plan".

                           2. The "Company" shall mean Oglebay Norton Company, a
Delaware corporation, its corporate successors and the surviving corporation resulting from any merger of Oglebay Norton Company with any other corporation or corporations.

                           3. The "Salaried Plan" shall mean the Oglebay Norton
Company Pension Plan for Salaried Employees as the same shall be in effect on the date of an employee's retirement, death or other termination of employment.

                           4. The "Prior Plan" shall mean the Oglebay Norton
Company Pension Plan for Salaried Employees as in effect on December 31, 1988.

                           5. An "Employee" shall mean any person employed by
the Company on a salaried basis.

                           6. A "Supplemental Employee" shall mean any Employee
designated by the Compensation and Organization Committee of the Board of Directors of the Company to receive supplemental retirement benefits under
Article III hereof.

                           All other words and phrases used herein shall have
the meanings given them in the Salaried Plan, unless a different meaning is clearly required by the context.


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                                   ARTICLE II
                                   ----------
                            EXCESS RETIREMENT BENEFIT
                            -------------------------

                           1. ELIGIBILITY. An Employee who retires, dies,
otherwise terminates his employment with the Company under conditions that make such Employee, his beneficiary or Contingent Annuitant eligible for a benefit under the Salaried Plan, and whose benefit under the Salaried Plan is limited by
Section 415 of the Code, shall be eligible for an excess retirement benefit.

                           2. AMOUNT AND PAYMENT. The monthly excess retirement
benefit payable to an Employee, his beneficiary or Contingent Annuitant shall be in such amount as is required, when added to the monthly benefit payable (before the reduction applicable to any optional method of payment) to the Employee, his beneficiary or Contingent Annuitant under the Salaried Plan, to produce an aggregate monthly benefit equal to the monthly benefit which would have been payable (before the reduction applicable to any optional method of payment) to the Employee, his beneficiary or Contingent Annuitant if the limitations of
Section 415 of the Code had not been in effect. All payments shall be made by the Company from its general assets. The terms of payment of the excess retirement benefit shall be identical to those specified in the Salaried Plan for the type of payment the Employee, his beneficiary or Contingent Annuitant receives under the Salaried Plan.


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                                   ARTICLE III
                                   -----------
                         SUPPLEMENTAL RETIREMENT BENEFIT
                         -------------------------------

                           1. ELIGIBILITY. A Supplemental Employee who retires,
dies, or otherwise terminates his employment with the Company under conditions that make such Supplemental Employee, his beneficiary or Contingent Annuitant eligible for a benefit under the Salaried Plan, and whose benefit under the Salaried Plan, including any excess retirement benefit under Article II hereto, is less than his benefit, including any excess retirement benefit under Article II hereto, determined under the Prior Plan, as if the Prior Plan's provisions had continued in effect, and actuarially adjusted to reflect the difference in the normal method of payment under the Prior Plan, shall be eligible for a supplemental retirement benefit. In making the actuarial adjustment provided for in this paragraph 1, the Company may rely upon calculations made by the independent actuaries for the Salaried Plan in the manner described in Article IV.

                           2. AMOUNT AND PAYMENT. The monthly supplemental
retirement benefit payable to a Supplemental Employee, his beneficiary or Contingent Annuitant shall be in such amount as is required, when added to the monthly benefit payable (including any excess retirement benefit under Article II hereto, but before the reduction applicable to any optional method of payment) to the Employee, his beneficiary or Contingent Annuitant under the


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Salaried Plan, to produce an aggregate monthly benefit equal to the monthly benefit which would have been payable (including any excess retirement benefit under Article II hereto, but before the reduction applicable to any optional method of payment) to the Supplemental Employee, his beneficiary or Contingent Annuitant under the Prior Plan, determined as if the Prior Plan's provisions had continued in effect, and actuarially adjusted to reflect the difference in the normal method of payment under the Prior Plan, as described in paragraph 1 of this Article III. All payments shall be made by the Company from its general assets. The terms of payment of the supplemental retirement benefit shall be identical to those specified in the Salaried Plan for the type of payment the Supplemental Employee, his beneficiary or Contingent Annuitant receives under the Salaried Plan.

                                   ARTICLE IV
                                   ----------
                           OPTIONAL METHODS OF PAYMENT
                           ---------------------------

                           If one of the optional methods of payment, whether
automatic or selected by the Employee, is applicable to the benefit payable to the Employee, his beneficiary or Contingent Annuitant under the Salaried Plan, then payment of any excess retirement benefit or supplemental retirement benefit hereunder shall be made in accordance with such option, subject, however, to the approval of the Compensation and Organization Committee of the Board of Directors of the Company. The amount of the


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excess retirement benefit or supplemental retirement benefit payable to an
Employee, his beneficiary or Contingent Annuitant shall be reduced to reflect any such optional method of payment. In making the determination and reductions provided for in this Article IV, the Company may rely upon calculations made by the independent actuaries for the Salaried Plan, who shall apply the factors then in use for such purpose in connection with the Salaried Plan.

                                    ARTICLE V
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                                 ADMINISTRATION
                                 --------------

                           The Plan consists in part of an "excess benefit
plan", as defined in the Act, and is a plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Accordingly, the Plan shall be construed and administered in the manner appropriate to maintain the Plan's status as such under the Act. To the extent that the Act applies to the Plan, the Company shall be the "named fiduciary" of and the "plan administrator" of the Plan. The Company shall be responsible for the general administration of the Plan, for carrying out the provisions hereof, and for making any required benefit payments under the Plan. The Company shall have all such powers as may be necessary or appropriate to carry out the provisions of the Plan, including the power to determine all questions relating to eligibility for and the amount of any benefit


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hereunder and all questions pertaining to claims for benefits and procedures for claim review; to resolve all other questions arising under the Plan, including any questions of construction; and to take such further action as the Company shall deem advisable in the administration of the Plan. The actions taken and the decisions made by the Company hereunder shall be final and binding upon all interested parties.

                                   ARTICLE VI
                                   ----------
                            AMENDMENT AND TERMINATION
                            -------------------------

                           The Company reserves the right in its sole and
absolute discretion to amend or terminate the Plan at any time by action of its Board of Directors; provided, however, that no such action shall adversely affect any Employee, beneficiary or Contingent Annuitant who is then receiving excess retirement benefit or supplemental retirement benefit payments hereunder, unless an equivalent benefit is provided under the Salaried Plan or another Company plan.

                                   ARTICLE VII
                                   -----------
                                  MISCELLANEOUS
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                           1. NON-ALIENATION OF RETIREMENT RIGHTS OR BENEFITS.
No Employee and no beneficiary or Contingent Annuitant of an Employee shall encumber or dispose of his right to receive any payments hereunder. Payments hereunder, or the right thereto, are expressly declared to


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be non-assignable and non-transferable. If an Employee, beneficiary or
Contingent Annuitant attempts to assign, transfer, alienate or encumber his right to receive any payment hereunder or permits the same to be subject to alienation, garnishment, attachment, execution, or levy of any kind, then thereafter during the life of such Employee, beneficiary or Contingent Annuitant, and also during any period in which any Employee, beneficiary or Contingent Annuitant is incapable in the judgment of the Company of attending to his financial affairs, any payments which the Company is required to make hereunder may be made, in the sole and absolute discretion of the Company, either directly to such Employee, beneficiary or Contingent Annuitant or to any other person for the use or benefit of such Employee, beneficiary or Contingent Annuitant or that of his dependents, if any, including any person furnishing goods or services to or for the use or benefit of such Employee, beneficiary or Contingent Annuitant or the use or benefit of his dependents, if any. Each such payment may be made without the intervention of a guardian, the receipt of the payee shall constitute a complete acquittance to the Company with respect thereto, and the Company shall have no responsibility for the proper application thereof.

                           2. PLAN NON-CONTRACTUAL. Nothing herein contained
shall be construed as a commitment or agreement on the part of any person employed by the Company to continue his employment with the Company, and nothing


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herein contained shall be construed as a commitment on the part of the Company to continue the employment, the annual rate of compensation, or any term or condition of employment of any such person for any period, and all Employees shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

                           3. INTEREST OF EMPLOYEE AN UNFUNDED, UNSECURED
PROMISE. The provision of this paragraph 3 shall apply notwithstanding any other provision of the Plan to the contrary. All benefits payable under the Plan are payable solely from the Company's general assets. The obligation of the Company under the Plan to provide an Employee, his beneficiary or Contingent Annuitant a benefit is solely the unfunded, unsecured promise of the Company to make payments as provided herein. No person shall have any interest in, or lien or prior claim upon, any property of the Company with respect to such benefits greater than that of a general creditor of the Company.

                           4. STATUS AT RETIREMENT CONTROLLING. No Employee, or
his beneficiary or Contingent Annuitant shall be eligible for a supplemental retirement benefit under the Plan unless such Employee is a Supplemental Employee (as defined in paragraph 6 of Article I) on the date of his retirement, death, or other termination of employment. Furthermore, no Employee, or his beneficiary or Contingent Annuitant shall be eligible for any excess retirement benefit under the Plan unless such Employee is an Employee


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(as defined in paragraph 5 of Article I) on the date of his retirement, death, or other termination of employment.

                           5. CLAIMS OF OTHER PERSONS. The provisions of the
Plan shall in no event be construed as giving any person, firm or corporation any legal or equitable right as against the Company, its officers, employees, or directors, except any such rights as are specifically provided for in the Plan or are hereafter created in accordance with the terms and provisions of the Plan.

                           6. NO COMPETITION. The right of any Employee,
beneficiary or Contingent Annuitant to an excess retirement benefit or a supplemental retirement benefit will be terminated, or, if payment thereof has begun, all further payments will be discontinued and forfeited in the event the Employee at any time subsequent to the effective date hereof (i) wrongfully discloses any secret process or trade secret of the Company or any of its subsidiaries or related companies or businesses, or (ii) engages, either directly or indirectly, as an officer, trustee, employee, consultant, partner, or substantial shareholder, on his own account or in any other capacity, in a business venture that, within the ten-year period following his retirement, death or other termination of his employment with the Company, the Company's Board of Directors reasonably determines to be competitive with the Company or any of its subsidiaries or related companies or businesses to a degree materially contrary to the Company's best interest.


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                           7. SEVERABILITY. The invalidity or unenforceability
of any particular provision of the Plan shall not affect any other provision hereof, and the Plan shall be construed in all respects as if such invalid or unenforceable provision were omitted herefrom.

                           8. GOVERNING LAW. The provisions of the Plan shall be
governed and construed in accordance with the laws of the State of Ohio.

                         *          *          *

                           EXECUTED this      day of                 ,

1992.

                                                OGLEBAY NORTON COMPANY

                                                By
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                                                  Title:

                                                By
                                                  --------------------------
                                                  Title:


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